UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 5, 2015

LANDS' END, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-09769	36-2512786

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lands’ End Lane Dodgeville, Wisconsin	53595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 935-9341
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Lands’ End, Inc. is furnishing herewith attached to this Current Report on Form 8-K and furnished for purposes of Regulation FD a presentation that is intended to be given on June 5, 2015 at its Annual Meeting of Stockholders to be held at the Company’s offices in Dodgeville, Wisconsin. The presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
99.1    Presentation of Lands’ End, Inc. dated June 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

LANDS’ END, INC.
(Registrant)

By:	/s/ Dorian R. Williams	June 5, 2015
	Dorian R. Williams	(Date)
Senior Vice President, General Counsel
and Corporate Secretary

Exhibit Index

Exhibit Number	Document Description

99.1	Presentation of Lands’ End, Inc. dated June 5, 2015.